                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
STRUCTURED EQUITY PRODUCTS                A member of Lincoln Financial Group(R)








Annual Report 2002
--------------------------------------------------------------------------------
              DELAWARE DIVERSIFIED VALUE FUND










[LOGO] POWERED BY RESEARCH.(SM)

Table
     OF CONTENTS


Letter to Shareholders                                          1

Portfolio Management Review                                     2

New at Delaware                                                 4

Performance Summary                                             5

Financial Statements:

   Statement of Net Assets                                      7

   Statement of Operations                                     11

   Statements of Changes
     in Net Assets                                             12

   Financial Highlights                                        13

   Notes to Financial
     Statements                                                15

   Report of Independent
     Auditors                                                  17

Board of Trustees/Officers                                     18





Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) Delaware Distributors, L.P.

Delaware Investments
     POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o    Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o    U.S. growth equity
o    U.S. value equity
o    U.S. fixed income
o    International and global
o    U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach -- rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                           Delaware Diversified Value Fund
     TO SHAREHOLDERS                             December 10, 2002


Recap of Events

The U.S. stock market has endured a very difficult year. Despite indications that the economy is recovering from the recession of 2001, investors remained hesitant to make new equity investments as accounting scandals, uncertainty about future corporate profits, and a possible war with Iraq all took their toll on investor confidence. Major U.S. stock market indexes, which seem on their way to a third consecutive calendar year of losses, hit five-year lows in October.

Delaware Diversified Value Fund returned -11.88% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002, surpassing its peer group, the Lipper Large-Cap Value Funds Average, which returned -14.38%. Both the Fund and its peer group underperformed the benchmark Russell 1000 Value Index, which fell -9.61% for the period.

On a positive note, the market enjoyed a sharp rebound from October 9 through the end of November, and there is some speculation that investors may have finally reached the long-awaited capitulation that is typical of market bottoms. During this seven-week period, the Dow Jones Industrial Average gained +22%, the S&P 500 Index rose +20%, and the Nasdaq Composite Index climbed +32% (Source:
Lipper Inc.). Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the modestly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Market Outlook

Despite continued uncertainty, the market seems to be experiencing a revitalized sense of optimism after two and a half years of bad news, including disappointing earnings and acts of corporate malfeasance. One possible reason the market appears ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for steadily rising corporate profitability in 2003. In light of this perspective, we see very attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late and we believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Total Return

For the period ended November 30, 2002                       One Year
Delaware Diversified Value Fund-- Class A Shares              -11.88%
Russell 1000 Value Index                                       -9.61%
Lipper Large-Cap Value Funds Average (422 funds)              -14.38%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Large-Cap Value Funds Average represents the average return of large-cap value funds tracked by Lipper
(Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

Portfolio                                        Delaware Diversified Value Fund
     MANAGEMENT REVIEW                           December 10, 2002

Fund Managers

J. Paul Dokas
Director of Research - Quantitative

Christopher S. Adams
Senior Equity Analyst

Robert E. Ginsberg
Senior Equity Analyst

The Fund's Results
In 2002, we marked the fourth year since the inception of Delaware Diversified Value Fund and the introduction of the Fund to the public. Though most of the past fiscal year proved disappointing for stock investors, performance in the final two months -- October and November of 2002 -- showed significant improvement, with seven consecutive weeks of rising stock prices.

The Fund's overall results reflect the generally weak market sentiment that prevailed through the first 10 months of its fiscal year. Delaware Diversified Value Fund returned -11.88% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002, outperforming its peer group, the Lipper Large-Cap Value Funds Average, which returned -14.38%. However, the Fund trailed the -9.61% decline of its benchmark, the Russell 1000 Value Index.

Sectors with substantial declines this past year included technology, telecommunications, utilities, healthcare, and capital goods. Because we keep our sector weightings approximately equal to those of our value benchmark, Delaware Diversified Value Fund generally benefited from reduced exposure to poor performance among technology and telecommunications companies, which are usually considered growth stocks.

Portfolio Highlights
Banking and finance companies comprise a large percentage of the value universe, and consequently represent a significant portion of Delaware Diversified Value Fund as well. On a relative basis, this sector performed better than many of the more growth-oriented industry sectors during the past fiscal year. Our allocation to banking and finance comprised 24.87% of the Fund's net assets at fiscal year end. Several of our stocks in this sector did very well, including Golden State Bancorp, Mony Group and Bank of America, the latter of which was among our 10 largest positions at fiscal year end. We believe the performance of our financial stocks is an indicator of our commitment to a stringent security selection process.

Golden State Bancorp scored well in our quantitative analysis, in which we rate stocks based on their value, as well as growth characteristics. After conducting thorough fundamental research, we added the stock to our portfolio. Citigroup apparently recognized the same potential that we saw and acquired Golden State at a significant premium in order to expand its California presence. In this case, we identified and acquired a low-priced stock and benefited when the company's underlying value was realized through an acquisition.

Mony Group is a New York-based insurance company whose stock price had been depressed when we built our position. The stock appreciated sharply at the beginning of 2002 and we sold our holdings when the price reached our estimate of its fair valuation. As with the prior stock, the Fund realized profits when other investors recognized the underlying value of a security we had already owned.
                                       2

A sector that contributed to Fund underperformance relative to its benchmark was cable, media and publishing. Two of our holdings in this sector -- Cablevision Systems and Adelphia Communications -- had a significant negative impact on the Fund's results. Cable companies in general performed poorly this year due to concerns about lower than projected subscriber growth and excessive leverage used to finance acquisitions. In addition, the revelation of Adelphia Communications' fraudulent accounting practices eventually led the company into bankruptcy.

We eliminated our positions in both companies, selling Adelphia Communications before it declared bankruptcy. In keeping with our diversification strategy, neither company represented a large percentage of the Fund's net assets. However, given the magnitude of their price declines, the impact on the Fund's performance was still meaningful.

Outlook
Delaware Diversified Value Fund's investment process begins with a quantitative analysis that ranks stocks on the basis of value, as well as growth characteristics. This initial screening is coupled with our own fundamental research and risk management strategies in order to identify undervalued stocks that also have positive earnings momentum working for them.

We believe this disciplined approach to identifying and acquiring attractively valued stocks may well-reward investors over the long term relative to our benchmark. In the short run, however, we found it difficult to fend off the enormous selling pressures found in the stock market during the period.

The downward bias of the stock market is long by historical standards. That fact, combined with the recent rally and the improved outlook for corporate profits, makes us optimistic that stocks may rise in value moving forward. Even if stocks take on an upward bias, we may still experience market pullbacks as investors will continue to evaluate economic and market data, some of which may conflict with our general assessment of a modestly improving financial landscape.

As the economic expansion appears likely to continue into 2003, and corporate profitability shows continued signs of strengthening, we believe our strategy will be well-suited to a market environment, in which performance may likely be measured more by individual securities rather than across business sectors. We have long been proponents of diversification and we feel confident that our broad array of securities will continue to help us manage market risks while we strive to capitalize on any improvements in the stock market environment.

Delaware Diversified Value Fund
Top 10 Holdings
As of November 30, 2002
                                                                     Percentage
Company                             Sector                         of Net Assets
--------------------------------------------------------------------------------
   1. Exxon Mobil                   Energy                               5.04%
--------------------------------------------------------------------------------
   2. Citigroup                     Banking & Finance                    3.83%
--------------------------------------------------------------------------------
   3. Bank of America               Banking & Finance                    2.73%
--------------------------------------------------------------------------------
   4. Verizon Communications        Telecommunications                   2.62%
--------------------------------------------------------------------------------
   5. SBC Communications            Telecommunications                   2.48%
--------------------------------------------------------------------------------
   6. International Business
          Machines                  Computers & Technology               2.01%
--------------------------------------------------------------------------------
   7. Wells Fargo                   Banking & Finance                    1.90%
--------------------------------------------------------------------------------
   8. American International
          Group                     Insurance                            1.59%
--------------------------------------------------------------------------------
   9. Merck & Company               Health & Pharmaceuticals             1.50%
--------------------------------------------------------------------------------
  10. ChevronTexaco                 Energy                               1.32%
--------------------------------------------------------------------------------

Delaware Diversified Value Fund
Top 10 Sectors
As of November 30, 2002

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
   1. Banking & Finance                                                24.87%
--------------------------------------------------------------------------------
   2. Energy                                                           10.22%
--------------------------------------------------------------------------------
   3. Telecommunications                                                7.52%
--------------------------------------------------------------------------------
   4. Cable, Media & Publishing                                         6.58%
--------------------------------------------------------------------------------
   5. Insurance                                                         6.49%
--------------------------------------------------------------------------------
   6. Utilities                                                         5.46%
--------------------------------------------------------------------------------
   7. Computers & Technology                                            4.52%
--------------------------------------------------------------------------------
   8. Food, Beverage & Tobacco                                          4.22%
--------------------------------------------------------------------------------
   9. Healthcare & Pharmaceuticals                                      4.02%
--------------------------------------------------------------------------------
  10. Aerospace & Defense                                               3.40%
--------------------------------------------------------------------------------

New
     AT DELAWARE

--------------------------------------------------------------------------------
It's almost                                                    [GRAPHIC OMITTED]
   TAX TIME AGAIN                                                e:delivery LOGO

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
--------------------------------------------------------------------------------

Delaware
     DIVERSIFIED VALUE FUND

Fund Basics
As of November 30, 2002

--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks capital appreciation
with current income as a secondary objective.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$23.36 million

--------------------------------------------------------------------------------
Number of Holdings:
201

--------------------------------------------------------------------------------
Your Fund Managers:

J. Paul Dokas leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder and a member of AIMR and the Society of Quantitative Analysts, and a Director of the Philadelphia Society of Financial Analysts.

Christopher S. Adams is a member of the portfolio construction group within the Delaware Structured Products Team. He holds both bachelor's and master's degrees in history and economics from Oxford University, England and received his MBA with dual majors in finance and insurance/risk management from the Wharton School of the University of Pennsylvania. He joined Delaware in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams is a CFA charterholder and a member of AIMR and the Philadelphia Society of Financial Analysts.

Robert E. Ginsberg is a member of the portfolio construction group within Delaware Structured Products Team. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in economics and a concentration in finance. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. He is currently studying for an MBA at the Wharton School of the University of Pennsylvania. He is a CFA charterholder and a member of AIMR and the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DDVAX
Class B  DDVBX
Class C  DDVCX

Fund Performance
Average Annual Total Returns
Through November 30, 2002                                Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                                     +2.72%     -11.88%
Including Sales Charge                                     +1.29%     -16.95%
--------------------------------------------------------------------------------
Class B (Est. 4/30/02)
Excluding Sales Charge                                    -12.34%
Including Sales Charge                                    -15.85%
--------------------------------------------------------------------------------
Class C (Est. 4/30/02)
Excluding Sales Charge                                    -12.66%
Including Sales Charge                                    -13.53%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. No 12b-1 fees were imposed on Class A shares for the period between inception to April 30, 2002, and had such charges been imposed, returns would have been lower.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended November 30, 2002 for Delaware Diversified Value Fund's Institutional Class shares were +2.75% and -11.77%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Diversified Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DDVIX

Performance of a $10,000 Investment
September 15, 1998 (Fund's inception) through November 30, 2002


               Diversified
                Value Fund
                 Class A           Russell 1000
                  Shares            Value Index
               -----------         ------------
09/30/98         $ 9,302              $10,000
11/30/98         $10,577              $11,277
11/30/99         $11,957              $12,458
11/30/00         $12,234              $12,760
11/30/01         $11,976              $12,358
11/30/02         $10,553              $11,170


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Value Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. No 12b-1 fees were imposed on Class A shares for the periods between inception to April 30, 2002, and had such charges been imposed, returns would have been lower. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware Diversified Value Fund
     OF NET ASSETS                               November 30, 2002


                                                         Number of    Market
                                                           Shares     Value
                                                         ---------  ---------
Common Stock - 99.55%
Aerospace & Defense - 3.40%
   General Dynamics                                         1,500   $ 122,175
   Honeywell International                                  3,800      98,306
  +L-3 Communications                                       2,100      94,374
   Lockheed Martin                                            900      46,980
   Northrop                                                 1,400     135,674
   Raytheon                                                 1,700      49,589
   Textron                                                  2,100      90,510
   United Technologies                                      2,500     156,175
                                                                    ---------
                                                                      793,783
                                                                    ---------
Automobiles & Automotive Parts - 1.65%
   Borg Warner Automotive                                   1,000      51,520
   Dana                                                     4,900      66,150
   Delphi Automotive Systems                                5,200      44,200
   General Motors                                           4,600     182,620
  +Lear                                                     1,100      40,359
                                                                    ---------
                                                                      384,849
                                                                    ---------
Banking & Finance - 24.87%
   American Express                                         3,900     151,827
   AmSouth Bancorp                                          5,100      97,257
   Associated Banc-Corp                                     2,100      70,413
   Bank of America                                          9,100     637,728
   Bank of New York                                         3,300     100,155
   Bank One                                                 5,500     217,195
   Banknorth Group                                          3,000      66,090
   Bear Stearns                                               800      51,200
   Citigroup                                               23,000     894,240
   Comerica                                                 1,600      75,728
   Compass Bancshares                                       2,300      74,336
   Countrywide Credit Industries                            1,700      83,810
   Fannie Mae                                               1,300      81,965
   First Tennessee National                                 1,600      59,008
   FleetBoston Financial                                    1,900      51,547
   Golden West Financial                                    1,500     103,800
   Goldman Sachs Group                                      1,200      94,644
   GreenPoint Financial                                     1,900      81,130
   H&R Block                                                2,300      88,159
   Hibernia Class A                                         2,900      56,637
   Hudson United Bancorp                                    2,100      63,021
   J.P. Morgan Chase                                       11,000     276,870
   Legg Mason                                               1,200      62,016
   Lehman Brothers Holdings                                 1,300      79,820
   MBIA                                                     2,500     113,700
   Merrill Lynch & Company                                  4,200     182,700
   Morgan Stanley Dean Witter                               6,700     303,108
   National City                                            5,800     161,240
   National Commerce Financial                              2,800      69,804
   Popular                                                  2,500      84,075
   SunTrust Banks                                           1,000      58,660
   Unionbancal Corporation                                  1,200      52,284
   US Bancorp                                              13,000     284,700

                                                         Number of    Market
                                                           Shares     Value
                                                         ---------  ---------
Common Stock (continued)
Banking & Finance (continued)
   Wachovia                                                 5,600  $  196,840
   Washington Mutual                                        6,700     241,066
   Wells Fargo                                              9,600     443,616
                                                                   ----------
                                                                    5,810,389
                                                                   ----------
Basic Industry/Capital Goods - 2.13%
   Caterpillar                                              1,800      89,820
   Emerson Electric                                         1,000      52,150
   Hillenbrand Industries                                   1,200      57,852
   Johnson Controls                                         1,200      99,468
   Pentair                                                  1,700      60,792
   Praxair                                                  1,600      94,400
   York International                                       1,700      42,636
                                                                   ----------
                                                                      497,118
                                                                   ----------
Building & Materials - 0.72%
   D.R. Horton                                              1,800      34,398
   KB Home                                                  1,100      49,159
   Martin Marietta Materials                                1,900      59,888
   Precision Castparts                                      1,000      24,580
                                                                   ----------
                                                                      168,025
                                                                   ----------
Business Services - 1.40%
  +Cendant                                                  9,500     119,510
  +Dun & Bradstreet                                         1,600      56,432
   Eastman Kodak                                            1,200      44,304
   Fluor                                                    2,000      54,840
   Pittston Brink's Group                                   2,800      52,808
                                                                   ----------
                                                                      327,894
                                                                   ----------
Cable, Media & Publishing - 6.58%
  +AOL Time Warner                                         14,900     243,913
   Belo A. H.                                               2,500      57,975
  +Clear Channel Communications                             2,300      99,958
  +Comcast Class A                                          8,061     189,435
  +Comcast Special Class A                                  4,500     102,600
   Gannett                                                  1,000      71,250
   Knight-Ridder                                            1,000      62,710
  +Liberty Media Class A                                    7,384      77,975
  +Scholastic                                               1,100      48,939
   The News Corporation                                     2,400      67,440
   Tribune                                                  2,200     100,760
  +Viacom                                                   3,700     173,937
   Walt Disney                                             12,100     239,822
                                                                   ----------
                                                                    1,536,714
                                                                   ----------
Chemicals - 2.82%
   Dow Chemical                                             2,600      82,940
   DuPont (E.I.) deNemours                                  5,400     240,948
   Englehard                                                2,800      67,872
   IMC Global                                               4,700      61,335
   Lubrizol                                                 2,300      71,668
   RPM International                                        4,200      64,554
   Sigma-Aldrich                                            1,400      70,350
                                                                   ----------
                                                                      659,667
                                                                   ----------

Statement                                        Delaware Diversified Value Fund
     OF NET ASSETS (CONTINUED)

                                                         Number of    Market
                                                           Shares     Value
                                                         ---------  ---------
Common Stock (continued)
Computers & Technology - 4.52%
   Adobe Systems                                            2,900   $  85,637
   Automatic Data Processing                                1,700      73,899
   Harris                                                   3,100      83,452
   Hewlett-Packard                                         11,300     220,124
  +Ingram Micro Class A                                     3,900      54,522
   International Business Machines                          5,400     470,340
   Scientific-Atlanta                                       4,900      66,640
                                                                   ----------
                                                                    1,054,614
                                                                   ----------
Consumer Products - 2.19%
   3M 500                                                  64,925
   Clorox                                                   1,400      61,376
   Gillette                                                 2,100      63,672
   Newell Rubbermaid                                        2,700      85,644
   Procter & Gamble                                         2,800     235,200
                                                                   ----------
                                                                      510,817
                                                                   ----------
Consumer Services/Other - 0.33%
  +Host Marriott                                            8,400      76,860
                                                                   ----------
                                                                       76,860
                                                                   ----------
Electronics & Electrical Equipment - 1.01%
   Philips Electronics                                      2,000      43,240
   Sony ADR                                                 1,800      79,830
  +SPX                                                      1,500      70,800
  +Thermo Electron                                          2,100      41,139
                                                                   ----------
                                                                      235,009
                                                                   ----------
Energy - 10.22%
   Amerada Hess                                             1,200      67,200
   Apache                                                   1,300      70,044
   ChevronTexaco                                            4,600     308,338
   Conocophillips                                           3,200     152,992
   Devon Energy                                             2,100      96,159
   Exxon Mobil                                             33,800   1,176,240
   Kerr-McGee                                               1,700      76,925
   Marathon Oil                                             3,000      60,000
   Occidental Petroleum                                     4,200     116,970
   Tidewater                                                2,100      64,953
   Unocal                                                   2,400      71,160
   Valero Energy                                            2,300      73,531
  +Varco International                                      3,300      53,988
                                                                   ----------
                                                                    2,388,500
                                                                   ----------
Environmental Services - 0.50%
  +Republic Services                                        2,800      60,200
   Waste Management                                         2,300      57,316
                                                                   ----------
                                                                      117,516
                                                                   ----------

Food, Beverage & Tobacco - 4.22%
   Adolph Coors Class B                                     1,000   $  64,860
   Anheuser Busch                                           1,100      54,032
   Archer-Daniels-Midland                                   7,500      99,975
   Coca Cola                                                1,200      54,768
   Conagra                                                  5,400     131,598
   Fortune Brands                                           1,600      78,032
   Hershey Foods                                            1,000      64,390
   Kraft Foods Class A                                      2,500      93,900
   McDonald's                                               5,300      98,050
   Philip Morris                                            5,100     192,372
   RJ Reynolds                                              1,400      54,040
                                                                   ----------
                                                                      986,017
                                                                   ----------
Healthcare & Pharmaceuticals - 4.02%
   Becton Dickinson                                         2,900      86,043
   Bristol-Myers Squibb                                     6,500     172,250
  +Guidant                                                  1,900      56,867
  +Health Net                                               1,900      49,039
  +Henry Schein                                             1,100      46,816
   McKesson                                                 2,200      57,024
   Merck & Company                                          5,900     350,519
   Schering-Plough                                          5,300     120,098
                                                                   ----------
                                                                      938,656
                                                                   ----------
Insurance - 6.49%
   Aflac                                                    2,000      61,700
   Allstate                                                 5,500     214,665
   American International Group                             5,700     371,355
   Chubb                                                      800      46,880
   Hartford Financial Services                              1,800      88,308
   John Hancock Financial Services                          2,700      82,539
   Metropolitan Life Insurance                              3,500      93,940
   Old Republic International                               2,700      80,784
   Principal Financial Group                                2,500      72,500
   Progressive                                              1,500      84,960
   Protective Life                                          2,300      67,919
   Prudential Financial                                     3,100      93,248
  +Travelers Property & Casualty                            4,460      71,137
  +Travelers Property & Casualty Class B                    1,662      26,592
   UnumProvident                                            3,500      59,675
                                                                   ----------
                                                                    1,516,202
                                                                   ----------
Leisure, Lodging & Entertainment - 0.18%
   Starwood Hotels & Resorts Worldwide                      1,700      43,061
                                                                   ----------
                                                                       43,061
                                                                   ----------
Metals & Mining - 0.30%
   Alcoa                                                    2,700      68,985
                                                                   ----------
                                                                       68,985
                                                                   ----------
Packaging & Containers - 0.61%
   Bemis                                                    1,300      67,236
  +Pactiv                                                   3,600      74,520
                                                                   ----------
                                                                      141,756
                                                                   ----------

Statement                                        Delaware Diversified Value Fund
     OF NET ASSETS (CONTINUED)


                                                         Number of    Market
                                                           Shares     Value
                                                         ---------  ---------
Common Stock (continued)
Paper & Forest Products - 1.22%
   International Paper                                      2,700 $   105,975
   Kimberly-Clark                                           2,100     105,672
   Sonoco Products                                          2,900      73,863
                                                                  -----------
                                                                      285,510
                                                                  -----------
REITs - 1.64%
   AMB Property                                             2,600      71,890
   Duke-Weeks Realty                                        2,800      70,000
   Equity Office Properties Trust                           4,800     123,408
   Kimco Realty                                             2,600      81,510
   Plum Creek Timber                                        1,500      36,525
                                                                  -----------
                                                                      383,333
                                                                  -----------
Retail - 3.15%
   Albertson's                                              2,900      67,686
  +AutoNation                                               4,500      55,530
  +Best Buy                                                 2,600      71,968
   CVS                                                      3,100      83,328
  +Federated Department Stores                              2,300      75,164
   Home Depot                                               1,900      50,198
   Limited                                                  3,500      59,535
  +Neiman-Marcus Group                                      1,600      49,968
  +Office Depot                                             2,300      40,733
   Sears, Roebuck                                           2,900      80,330
   V F                                                        900      34,074
  +Yum! Brands                                              2,800      66,948
                                                                  -----------
                                                                      735,462
                                                                  -----------
Semiconductors - 0.60%
   Intel                                                    6,700     139,628
                                                                  -----------
                                                                      139,628
                                                                  -----------
Telecommunications - 7.52%
   AT&T                                                     5,500     154,220
  +AT&T Wireless Services                                   7,400      55,870
   BellSouth                                                9,200     255,760
   CenturyTel                                               3,300     101,904
   SBC Communications                                      20,300     578,550
   Verizon Communications                                  14,600     611,448
                                                                  -----------
                                                                    1,757,752
                                                                  -----------
Textiles, Apparel & Furniture - 0.25%
   Nike                                                     1,300      58,214
                                                                  -----------
                                                                       58,214
                                                                  -----------
Transportation & Shipping - 1.55%
   CSX                                                      3,500      96,775
   FedEx                                                    2,300     120,911
   Union Pacific                                            2,500     144,750
                                                                  -----------
                                                                      362,436
                                                                  -----------

                                                         Number of    Market
                                                           Shares     Value
                                                         ---------  ---------
Common Stock (continued)
Utilities - 5.46%
   Consolidated Edison                                      2,500 $    99,375
   Dominion Resources                                       2,500     127,375
   DTE Energy                                               2,100      93,093
   Duke Energy                                              2,600      51,324
  +Edison International                                     5,600      62,104
   Entergy                                                  2,300     100,579
   Exelon                                                   3,000     150,570
   FirstEnergy                                              3,400     107,712
   FPL Group                                                1,700      99,960
   Keyspan                                                  2,600      91,754
   Public Service Enterprise Group                          2,700      80,838
   Southern                                                 2,000      52,320
   Teco Energy                                              2,800      41,272
   TXU                                                      2,300      35,466
   Wisconsin Energy                                         3,500      80,535
                                                                  -----------
                                                                    1,274,277
                                                                  -----------
Total Common Stock (cost $24,098,158)                             $23,253,044
                                                                  -----------

                                                         Principal
                                                           Amount
                                                         ---------
Repurchase Agreements - 0.47%
 With BNP Paribas 1.32% 12/2/02
   (dated 11/29/02, collateralized
   by $8,600 U.S. Treasury Notes
   4.25% due 11/15/03, market value
   $8,840, $14,800 U.S. Treasury
   Notes 3.00% due 11/30/03, market
   value $15,245, and $12,300
   U.S. Treasury Bonds 12.00% due
   5/15/05, market value $15,201)                         $38,500      38,500
 With J. P. Morgan Securities
   1.30% 12/2/02 (dated 11/29/02,
   collateralized by $33,900
   U.S. Treasury Bills due 4/3/03,
   market value $33,800)                                   33,000      33,000
 With UBS Warburg 1.33% 12/2/02
   (dated 11/29/02, collateralized
   by $38,400 U.S. Treasury Notes
   3.00% due 1/31/04, market
   value $39,350)                                          38,500      38,500
                                                                  -----------
Total Repurchase Agreements (cost $110,000)                           110,000
                                                                  -----------

Total Market Value of Securities - 100.02%
   (cost $24,208,158)                                              23,363,044
Liabilities Net of Receivables and
   Other Assets - (0.02%)                                              (5,298)
                                                                  -----------
Net Assets Applicable to 2,810,177 Shares
   Outstanding - 100.00%                                          $23,357,746
                                                                  -----------

Statement                                        Delaware Diversified Value Fund
     OF NET ASSETS (CONTINUED)

Net Asset Value - Delaware Diversified Value Fund
   Class A ($41,652 / 5,018 Shares)                                     $8.30
                                                                        -----
Net Asset Value - Delaware Diversified Value Fund
   Class B ($12,616 / 1,518 Shares)                                     $8.31
                                                                        -----
Net Asset Value - Delaware Diversified Value Fund
   Class C ($27,169 / 3,282 Shares)                                     $8.28
                                                                        -----
Net Asset Value - Delaware Diversified Value Fund
   Institutional Class
   ($23,276,309 / 2,800,359 Shares)                                     $8.31
                                                                        -----

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                             $26,076,815
Undistributed net investment income                                   246,269
Accumulated net realized loss on investments                       (2,120,224)
Net unrealized depreciation of investments                           (845,114)
                                                                  -----------
Total net assets                                                  $23,357,746
                                                                  ===========

+Non-income producing security for the year ended November 30, 2002.

Summary of Abbreviations:
ADR - American Depositary Receipts
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
   Delaware Diversified Value Fund
Net asset value Class A (A)                                             $8.30
Sales charge (5.75% of offering or 6.14% of the
   amount invested per share) (B)                                        0.51
                                                                        -----
Offering price                                                          $8.81
                                                                        =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                        Delaware Diversified Value Fund
     OF OPERATIONS                               Year Ended November 30, 2002


Investment Income:
 Dividends                                               $421,923
 Interest                                                   2,409   $   424,332
                                                         --------

Expenses:
 Management fees                                          119,755
 Distribution expenses - Class A                               79
 Distribution expenses - Class B                                6
 Distribution expenses - Class C                               45
 Registration fees                                         69,218
 Reports and statements to shareholders                    24,571
 Dividend disbursing and transfer agent fees and expenses   8,192
 Accounting and administration expenses                     8,153
 Custodian fees                                             2,187
 Trustees' fees                                             1,933
 Professional fees                                          1,348
 Other                                                      4,790       240,277
                                                         --------
 Less expenses absorbed or waived by investment manager                 (79,878)
 Less expenses paid indirectly                                             (442)
 Less waiver of distribution expenses - Class A                             (37)
                                                                    -----------
 Total expenses                                                         159,920
                                                                    -----------
Net Investment Income                                                   264,412
                                                                    -----------

Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                    (1,754,945)
 Net change in unrealized appreciation/depreciation of investments     (697,909)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (2,452,854)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations                $(2,188,442)
                                                                    ===========

See accompanying notes

Statements                                       Delaware Diversified Value Fund
     OF CHANGES IN NET ASSETS

                                                                                   Year Ended
                                                                     11/30/02                       11/30/01
                                                                   ------------                   ------------
Increase (Decrease) in Net Assets from Operations:
     Net investment income                                         $    264,412                   $    174,488
     Net realized gain (loss) on investments                         (1,754,945)                        54,632
     Net change in unrealized appreciation/depreciation
          of investments                                               (697,909)                      (331,693)
                                                                   ------------                   ------------
     Net decrease in net assets resulting from operations            (2,188,442)                      (102,573)
                                                                   ------------                   ------------

Dividends and Distributions to Shareholders:
     From net investment income:
          Class A                                                          (169)                          (231)
          Class B                                                            --                             --
          Class C                                                            --                             --
          Institutional Class                                          (106,073)                      (155,611)

     From net realized gain on investments:
          Class A                                                            --                           (330)
          Class B                                                            --                             --
          Class C                                                            --                             --
          Institutional Class                                                --                       (222,038)

     In excess of net realized gain on investments:*
          Class A                                                            --                           (488)
          Class B                                                            --                             --
          Class C                                                            --                             --
          Institutional Class                                                --                       (327,889)
                                                                   ------------                   ------------
                                                                       (106,242)                      (706,587)
                                                                   ------------                   ------------

Capital Share Transactions:
     Proceeds from shares sold:
          Class A                                                        22,304                             --
          Class B                                                        12,071                             --
          Class C                                                        27,103                             --
          Institutional Class                                        11,505,844                        555,225

     Net asset value of shares issued upon reinvestment
        of dividends and distributions:
          Class A                                                           169                          1,049
          Class B                                                            --                             --
          Class C                                                            --                             --
          Institutional Class                                           106,073                        705,539
                                                                   ------------                   ------------
                                                                     11,673,564                      1,261,813
                                                                   ------------                   ------------
     Cost of shares repurchased:
          Class A                                                           (15)                            --
          Class B                                                            --                             --
          Class C                                                            --                             --
          Institutional Class                                           (23,912)                    (1,800,000)
                                                                   ------------                   ------------
                                                                        (23,927)                    (1,800,000)
                                                                   ------------                   ------------
Increase (decrease) in net assets derived from capital
   share transactions                                                11,649,637                       (538,187)
                                                                   ------------                   ------------
Net Increase (Decrease) in Net Assets                                 9,354,953                     (1,347,347)
                                                                   ------------                   ------------

Net Assets:
     Beginning of period                                             14,002,793                     15,350,140
                                                                   ------------                   ------------
     End of period                                                 $ 23,357,746                   $ 14,002,793
                                                                   ============                   ============

*Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Diversified Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class A                  Class B     Class C
                                                                                                         4/30/02(4)  4/30/02(4)
                                                                                Year Ended                   to          to
                                                                     11/30/02    11/30/01   11/30/00(1)   11/30/02     11/30/02
Net asset value, beginning of period                                  $9.490     $10.150      $10.690      $9.480       $9.480
Income (loss) from investment operations:
Net investment income(2)                                               0.113       0.116        0.125       0.030        0.032
Net realized and unrealized gain (loss) on investments                (1.231)     (0.309)       0.092      (1.200)      (1.232)
                                                                     -------     -------      -------     -------      -------
Total from investment operations                                      (1.118)     (0.193)       0.217      (1.170)      (1.200)
                                                                     -------     -------      -------     -------      -------

Less dividends and distributions:
From net investment income                                            (0.072)     (0.103)      (0.070)         --           --
From net realized gain on investments                                     --      (0.147)      (0.687)         --           --
In excess of net realized gain on investments                             --      (0.217)          --          --           --
                                                                     -------     -------      -------     -------      -------
Total dividends and distributions                                     (0.072)     (0.467)      (0.757)         --           --
                                                                     -------     -------      -------     -------      -------

Net asset value, end of period                                        $8.300      $9.490      $10.150      $8.310       $8.280
                                                                     =======     =======      =======     =======      =======

Total return(3)                                                      (11.88%)     (2.11%)       2.32%     (12.34%)     (12.66%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $42         $22          $23         $13          $27
Ratio of expenses to average net assets                                1.03%       0.75%        0.75%       1.93%        1.93%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                           1.60%       1.08%        1.10%       2.62%        2.62%
Ratio of net investment income to average net assets                   1.27%       1.18%        1.23%       0.59%        0.59%
Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly                0.70%       0.85%        0.88%      (0.10%)      (0.10%)
Portfolio turnover                                                       61%        101%         130%         61%          61%

(1) Shares of the Delaware Diversified Value Fund Class A were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 2000, there was a balance of 1 share representing the initial seed purchase. Financial Highlights for the periods ended November 30, 1998 and 1999 are not presented because the data is not believed to be meaningful.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Diversified Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      9/15/98(1)
                                                                                                                          to
                                                                     11/30/02    11/30/01     11/30/00    11/30/99     11/30/98

Net asset value, beginning of period                                  $9.490     $10.150      $10.690      $9.540       $8.500
Income (loss) from investment operations:
Net investment income(2)                                               0.126       0.116        0.125       0.129        0.026
Net realized and unrealized gain (loss) on investments                (1.234)     (0.309)       0.092       1.108        1.014
                                                                     -------     -------      -------     -------      -------
Total from investment operations                                      (1.108)     (0.193)       0.217       1.237        1.040
                                                                     -------     -------      -------     -------      -------

Less dividends and distributions:
From net investment income                                            (0.072)     (0.103)      (0.070)     (0.037)          --
From net realized gain on investments                                     --      (0.147)      (0.687)     (0.050)          --
In excess of net realized gain on investments                             --      (0.217)          --          --           --
                                                                     -------     -------      -------     -------      -------
Total dividends and distributions                                     (0.072)     (0.467)      (0.757)     (0.087)          --
                                                                     -------     -------      -------     -------      -------

Net asset value, end of period                                        $8.310      $9.490      $10.150     $10.690       $9.540
                                                                     =======     =======      =======     =======      =======

Total return(3)                                                     (11.77)%     (2.11)%        2.32%      13.05%       12.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $23,276     $13,980      $15,327      $5,143       $2,244
Ratio of expenses to average net assets                                0.87%       0.75%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                           1.30%       0.78%        0.80%       1.24%        1.24%
Ratio of net investment income to average net assets                   1.43%       1.18%        1.23%       1.25%        1.41%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                1.00%       1.15%        1.18%       0.76%        0.92%
Portfolio turnover                                                       61%        101%         130%        111%          74%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                            Delaware Diversified Value Fund
     TO FINANCIAL STATEMENTS                     November 30, 2002


Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and the related notes pertain to Delaware Diversified Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero, depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to achieve capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $442 for the year ended November 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreement and
   Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, did not exceed a specified percentage of average daily net assets of the Fund as follows:

        Dates                                                   Rates
      ---------                                                 -----
12/1/01 through 4/30/02                                         0.75%
5/1/02 through 7/31/02                                          1.20%
8/1/02 through 1/31/04                                          0.75%

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Notes                                            Delaware Diversified Value Fund
TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreement and
   Other Transactions with Affiliates (continued)
Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2004 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No 12b-1 fees were imposed on Class A shares for the period from inception to April 30, 2002.
No distribution expenses are paid by Institutional Class shares.

At November 30, 2002, the Fund had liabilities payable to or receivable from affiliates as follows:

Receivable from DMC under expense
  limitation agreement                                    $15,342
Dividend disbursing, transfer agent, accounting
  and other expenses payable to DSC                        (1,826)
Other expenses payable to DMC and affiliates               (1,347)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2002, the Fund made purchases of $23,119,751 and sales of $11,342,644 of investment securities other than short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $24,634,194. At November 30, 2002, the net unrealized depreciation was $1,271,150 of which $857,965 related to unrealized appreciation of investments and $2,129,115 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 were as follows:

                                                          2002        2001
                                                        --------    --------
Ordinary income                                         $106,242    $582,519
Long-term capital gain                                        --     124,068
                                                        --------    --------
                                                        $106,242    $706,587
                                                        ========    ========

As of November 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                         $26,076,815
Undistributed ordinary income                             246,269
Capital loss carryforwards                             (1,694,188)
Unrealized depreciation of investments                 (1,271,150)
                                                      -----------
Net assets                                            $23,357,746
                                                      -----------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $48,010 expires in 2009 and $1,646,178 expires in 2010.

5. Capital Shares

Transactions in capital shares were as follows:

                                                               Year Ended
                                                         11/30/02     11/30/01
Shares sold:
   Class A                                                  2,649          --
   Class B                                                  1,518          --
   Class C                                                  3,282          --
   Institutional Class                                  1,318,970      61,761

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                                     18         106
   Class B                                                     --          --
   Class C                                                     --          --
   Institutional Class                                     11,166      70,980
                                                        ---------   ---------
                                                        1,337,603     132,847
                                                        ---------   ---------
Shares repurchased:
   Class A                                                     (2)         --
   Class B                                                     --          --
   Class C                                                     --          --
   Institutional Class                                     (3,013)   (170,294)
                                                        ---------   ---------
                                                           (3,015)   (170,294)
                                                        ---------   ---------
Net increase (decrease)                                 1,334,588     (37,447)
                                                        =========   =========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2002, or at any time during the year.

7. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, the Fund designates distributions paid during the year as follows:

     (A)                (B)
  Long-Term           Ordinary
Capital Gains          Income               Total
Distributions      Distributions        Distributions      Qualifying
 (Tax Basis)        (Tax Basis)          (Tax Basis)      Dividends(1)
-------------      -------------        -------------     ------------
      --                100%                 100%             100%

Items (A) and (B) are based on a percentage of the Fund's total distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
     OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Diversified
  Value Fund

We have audited the accompanying statement of net assets of Delaware Diversified Value Fund (the "Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Value Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 3, 2003

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,           10 Years -              Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                              Hospital Foundation
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -               89(4)         Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                        National Gallery of Art               Recoton Corporation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                             Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              9 Years                President/Chief           107       Director - Valmont
   2005 Market Street                                                      Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                   Director - ACI
                                                                            and Consulting)                       Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years           Vice President Treasurer -     107             None
   2005 Market Street                                                         3M Corporation
   Philadelphia, PA                                                       (July 1995 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Years    President and Chief Executive Officer 107             None
   2005 Market Street         President and                            of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003-Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                        (August 2000 - Present)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Effective January 2003, Mr. Driscoll began serving as chief executive officer of the Fund's manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
     FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Diversified Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                           Contact Information

Walter P. Babich                             Jude T. Driscoll                              Investment Manager
Board Chairman                               President and Chief Executive                 Delaware Management Company
Citadel Constructors, Inc.                   Officer                                       Philadelphia, PA
King of Prussia, PA                          Delaware Management Holdings, Inc.
                                             Philadelphia, PA                              International Affiliate
David K. Downes                                                                            Delaware International Advisers Ltd.
President and Chief Executive Officer        Richelle S. Maestro                           London, England
Delaware Investments Family of Funds         Senior Vice President, Deputy General
Philadelphia, PA                             Counsel and Secretary                         National Distributor
                                             Delaware Investments Family of Funds          Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                              Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Michael P. Bishof                             Shareholder Servicing, Dividend
                                             Senior Vice President and Treasurer           Disbursing and Transfer Agent
John A. Fry                                  Delaware Investments Family of Funds          Delaware Service Company, Inc.
President                                    Philadelphia, PA                              2005 Market Street
Franklin & Marshall College                                                                Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                           For Shareholders
Anthony D. Knerr                                                                           800 523-1918
Consultant
Anthony Knerr & Associates                                                                 For Securities Dealers and Financial
New York, NY                                                                               Institutions Representatives Only
                                                                                           800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                      Web site
National Gallery of Art                                                                    www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN








(7091)                                                       Printed in the USA
AR-456 [11/02] VGR 1/03                                                   J8858